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                                                                   Exhibit 3.25c

      MICHIGAN DEPARTMENT OF COMMERCE -- CORPORATION AND SECURITIES BUREAU

(FOR BUREAU USE ONLY)                                              Date Received

                              FILED                                 MAY 11, 1987

                          MAY 14, 1987

                          Administrator
                MICHIGAN DEPARTMENT OF COMMERCE
                Corporation & Securities Bureau

            CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION
                        FOR USE BY DOMESTIC CORPORATIONS

   (Please read instructions and Paperwork Reduction Act notice on last page)

     Pursuant to the provisions of Act 284, Public Acts of 1972, as amended (profit corporations), or Act 162, Public Acts of 1982, as amended (nonprofit corporations), the undersigned corporation executes the following Certificate:

1.   The present name of the corporation is: Kurtz Gravel Company

2.   The corporation identification number (CID) assigned by the Bureau is:
     1 5 0 -- 6 1 7

3.   The location of its registered office is:

     G-5300 N Dort Hwy Flint, Michigan 48505
     (Street Address)  (City)       (ZIP Code)

4. Article EIGHT (VIII) of the Articles of Incorporation is hereby amended to read as follows:

     The term of the Corporation existence is perpetual.

GOLD SEAL APPEARS ONLY ON ORIGINAL

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5.   COMPLETE SECTION (a) IF THE AMENDMENT WAS ADOPTED BY THE UNANIMOUS CONSENT
     OF THE INCORPORATOR(S) BEFORE THE FIRST MEETING OF THE BOARD OF DIRECTORS OR TRUSTEES; OTHERWISE, COMPLETE SECTION (b)

a. [ ] The foregoing amendment to the Articles of Incorporation was duly adopted on the _____ day of ____________________, 19___, in accordance with the provisions of the Act by the unanimous consent of the incorporator(s) before the first meeting of the board of directors or trustees.

          Signed this ______________ day of ______________________________, 19__


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                (Signatures of all incorporators; type or print name under each signature)

b. [X] The foregoing amendment to the Articles of Incorporation was duly adopted on the 16th day of February, 1987. The amendment: (check one of the following)

          [X] was duly adopted in accordance with Section 611(2) of the Act by the vote of the shareholders if a profit corporation, or by the vote of the shareholders or members if a nonprofit corporation, or by the vote of the directors if a nonprofit corporation organized on a nonstock directorship basis. The necessary votes were cast in favor of the amendment.

          [ ] was duly adopted by the written consent of all the directors pursuant to Section 525 of the Act and the corporation is a nonprofit corporation organized on a nonstock directorship basis.

          [ ] was duly adopted by the written consent of the shareholders or members having not less than the minimum number of votes required by statute in accordance with Section 407(1) and (2) of the Act. Written notice to shareholders or members who have not consented in writing has been given. (Note: Written consent by less than all of the shareholders or members is permitted only if such provision appears in the Articles of Incorporation.)

          [ ] was duly adopted by the written consent of all the shareholders or members entitled to vote in accordance with Section 407(3) of the Act.

                                    Signed this 16th day of February, 1987


                                    By
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                                       (Signature)

                                    --------------------------------------------
                                    (Type or Print Name)   (Type or Print Title)

GOLD SEAL APPEARS ONLY ON ORIGINAL